UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2010, C&D Technologies, Inc. (the “Company”) and certain of its subsidiary guarantors (the “Guarantors”) entered into Amendment No. 2 to Amended and Restated Loan and Security Agreement (the “Amendment”) with Wells Fargo Bank, National Association, a national banking association (the “Agent”), in its capacity as agent under the Amended and Restated Loan and Security Agreement, dated April 9, 2010, as amended (the “Loan Agreement”), by and among the Company, the Guarantors, the Agent and certain lenders party thereto. Pursuant to the terms of the Amendment, the Availability Block (as such term is defined in the Loan Agreement) was decreased from $5,000,0000 to $0.

Also on December 14, 2010, but prior to the execution of the Amendment, in accordance with the terms and conditions of the Loan Agreement, Ableco, L.L.C., in its capacity as term loan lender (“Ableco”), assigned all of its rights and obligations under the Loan Agreement in respect of its commitment in an amount equal to $20,000,000 to Silver Oak Capital, L.L.C., an affiliate of Angelo Gordon & Co.

The summary of the Amendment is qualified in its entirety by reference to the copy of the Amendment attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 14, 2010, a committee of the board of directors of NYSE Regulation, Inc. (“NYSE Regulation”) heard the Company’s appeal of the determination of NYSE Regulation to suspend trading of the Company’s shares of common stock. On December 15, 2010, NYSE Regulation issued its decision denying the Company’s appeal. On December 17, 2010, the New York Stock Exchange (the “NYSE”) filed with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that the shares of the Company’s common stock will no longer be listed on the NYSE as of December 27, 2010.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

10.1	Amendment No. 2 to Amended and Restated Loan and Security Agreement, by and among, C&D Technologies, Inc., C&D International Investment Holdings Inc., C&D Charter Holdings, Inc., C&D Energy Storage, LLC, and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/S/ IAN J. HARVIE
Ian J. Harvie, Vice President and
Chief Financial Officer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit No.	EXHIBIT NAME.

10.1	Amendment No. 2 to Amended and Restated Loan and Security Agreement, by and among, C&D Technologies, Inc., C&D International Investment Holdings Inc., C&D Charter Holdings, Inc., C&D Energy Storage, LLC, and Wells Fargo Bank, National Association.

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